Exhibit 10.2

FIRST AMENDMENT TO

RESTRUCTURING SUPPORT AGREEMENT

This FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT (this “Amendment”) is made and entered into as of April 16, 2014 by each of Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., and each of their direct and indirect domestic subsidiaries that are party hereto (all of the foregoing, collectively, the “Company”), the undersigned affiliates of Apollo Global Management, LLC (collectively, the “Apollo Entities”) and the holders of the Second Lien Notes that are not Apollo Entities that are from time to time party hereto (the “Consenting Noteholders” and, together with the Apollo Entities, the “Plan Support Parties,” as appropriate). Each party to this Support Agreement may be referred to as a “Party” and, collectively, as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Restructuring Support Agreement, dated as of April 13, 2014 (as amended, supplemented or otherwise modified, the “Support Agreement”) by and among the Company and the Plan Support Parties.

Section 1. Amendment.

Section 8.1 of the Support Agreement is hereby amended to include new subclauses (f) and (g) as set for below:

8.1 Assignment; Transfer Restrictions.

(f)	Notwithstanding anything herein to the contrary, (a) any Plan Support Party may transfer Holdings to an entity that is acting in its capacity as a Qualified Marketmaker (as defined below) without the requirement that the Qualified Marketmaker be or become a Plan Support Party; provided that (i) the Qualified Marketmaker subsequently transfers the right, title or interest in such Holdings to a transferee that is or becomes a Plan Support Party as provided above and (ii) such Plan Support Party shall be solely responsible for the Qualified Marketmaker’s failure to comply with the requirements of Section 8.1 hereof; and (b) to the extent any Plan Support Party is acting in its capacity as a Qualified Marketmaker, it may transfer any Holdings that it acquires from a holder of such Holdings that is not a Plan Support Party without the requirement that the transferee be or become a Plan Support Party.

(g)	For these purposes, “Qualified Marketmaker” means an entity that (A) holds itself out to the market as standing ready in the ordinary course of business to purchase from and sell to customers Holdings, or enter with customers into long and/or short positions in Holdings, in its capacity as dealer or market maker in such Holdings; and (B) is in fact regularly in the business of making a market in claims, interests and/or securities of issuers or borrowers.

Section 2. Continued Effect of the Support Agreement.

For the avoidance of doubt, the Support Agreement remains unchanged and in full force and effect, except as amended herein and except to the extent individual holdings reflected on each Consenting Noteholder’s signature page to the original Support Agreement may have changed as a result of a transfer pursuant to Section 8.1 of the Support Agreement.

Section 3. Miscellaneous Terms.

3.1	Counterparts.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

3.2	Waiver.

The execution, delivery and effectiveness hereof shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Parties to the Support Agreement.

3.3	Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York and without regard to any conflicts of law provision or principle that would require or permit the application of the law of any other jurisdiction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.

/s/ Douglas A. Johns
By:
Name: Douglas A. Johns
Title: EVP, General Counsel and Secretary

MOMENTIVE PERFORMANCE MATERIALS INC.

/s/ Douglas A. Johns
By:
Name: Douglas A. Johns
Title: EVP, General Counsel and Secretary

Juniper Bond Holdings I LLC

/s/ Douglas A. Johns
By:
Name: Douglas A. Johns
Title: EVP, General Counsel and Secretary

Juniper Bond Holdings II LLC

/s/ Douglas A. Johns
By:
Name: Douglas A. Johns
Title: EVP, General Counsel and Secretary

Juniper Bond Holdings III LLC

/s/ Douglas A. Johns
By:
Name: Douglas A. Johns
Title: EVP, General Counsel and Secretary

Juniper Bond Holdings IV LLC

/s/ Douglas A. Johns
By:
Name: Douglas A. Johns
Title: EVP, General Counsel and Secretary

Momentive Performance Materials China SPV Inc.

/s/ Douglas A. Johns
By:
Name: Douglas A. Johns
Title: EVP, General Counsel and Secretary

Momentive Performance Materials Quartz, Inc.

/s/ Douglas A. Johns
By:
Name: Douglas A. Johns
Title: EVP, General Counsel and Secretary

Momentive Performance Materials South America Inc.

/s/ Douglas A. Johns
By:
Name: Douglas A. Johns
Title: EVP, General Counsel and Secretary

Momentive Performance Materials USA Inc.

/s/ Douglas A. Johns
By:
Name: Douglas A. Johns
Title: EVP, General Counsel and Secretary

Momentive Performance Materials Worldwide Inc.

/s/ Douglas A. Johns
By:
Name: Douglas A. Johns
Title: EVP, General Counsel and Secretary

MPM Silicones, LLC

/s/ Douglas A. Johns
By:
Name: Douglas A. Johns
Title: EVP, General Counsel and Secretary